Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Subsequent to the Share Exchange, Alpha Nutra, Inc., changed its name to China Broadband, Inc. As the name change went into effect on May 4, 2007, references in these financial statements are to “Alpha Nutra, Inc.”

The following unaudited pro forma combined balance sheet as of December 31, 2006 combines the audited historical balance sheet of Alpha Nutra, Inc. as of December 31, 2006, and the audited historical balance sheet of China Broadband Ltd., a recently acquired Cayman Islands company, as of December 31, 2006. The following unaudited pro forma combined balance sheet as of December 31, 2005 includes only the audited historical balance sheet of Alpha Nutra, Inc. as of December 31, 2005 as China Broadband Ltd., was formed during the year ended December 31, 2006. The following unaudited pro forma combined statement of operations for the year ended December 31, 2006 combines the audited historical statement of operations of Alpha Nutra, Inc. for the year ended December 31, 2006 and the audited historical consolidated statement of operations of China Broadband Ltd. for the year ended December 31, 2006, giving effect to the merger as if it had been consummated at the beginning of the period presented. The following unaudited pro forma combined statement of operations for the year ended December 31, 2005 includes only the audited historical statement of operations of Alpha Nutra, Inc. as China Broadband Ltd. was formed during the year ended December 31, 2006.

The unaudited pro forma combined financial information should be read in conjunction with theAudited historical financial statements and related notes of Alpha Nutra, Inc. which are incorporated by reference into this 8-K/A.

The unaudited pro forma combined financial information excludes costs associated with the integration and consolidation of the companies.

This unaudited pro forma combined financial information is not necessarily indicative of the operating results and financial position that might have been achieved had the merger occurred as of the beginning of the earliest period presented, nor are they necessarily indicative of operating results and financial position which may occur in the future.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

December 31, 2006

		China
	Alpha Nutra	Broadband
	December 31,	December 31,		Pro Forma
	2006	2006	Adjustments	Combined
ASSETS

Current assets:
Cash	$-	$53,170		$53,170
Escrow cash	-	50,000		50,000
Accounts receivable, net	-	-		-
Inventories	-	-		-
Prepaid expenses and other current assets	-	-		-
Total current assets	-	103,170	-	103,170

Property and equipment, net	-	-		-
Issuance costs associated with private placement offering	-	103,653		103,653
Other assets	-	-		-

	$-	$206,823	$-	$206,823

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and accrued expenses	$-	$6,762		$6,762
Convertible notes payable	-	325,000		325,000
Total current liabilities	-	331,762	-	331,762

Convertible notes payable	-	-		-
Other liabilities	-	-		-
Total liabilities	-	331,762	-	331,762

Stockholder's equity:
Common stock	535	50,000		50,535
Additional paid-in capital	6,705,918	-		6,705,918
Retained Earnings (Accumulated Deficit)	(6,706,453)	(174,939)		(6,881,392)
Note receivable from stockholders				-
Accumulated other comprehensive income		-		-
Total stockholder's equity	-	(124,939)	-	(124,939)

	$-	$206,823	$-	$206,823

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For Year Ended December 31, 2006

		China
	Alpha Nutra	Broadband
`	Twelve Months Ended	Twelve Months Ended
	December 31, 2006	December 31, 2006	Pro Forma
	Historical	Historical	Combined

Sales	$-	$-	$-

Cost of Sales	-	-	-

Gross Margin	-	-	-

Operating expenses:
Formation costs	-	168,177	168,177
Selling, general and administrative	-	-	-
	-	-	-

Income (loss) from operations	-	(168,177)	(168,177)

Interest and other income (expense), net	-	(6,762)	(6,762)

Income (loss) before income tax provision	-	(174,939)	(174,939)

Income tax provision	-	-	-

Net income (loss)	$-	$(174,939)	$(174,939)

Earnings (loss) per share:
Primary	$-		$(0.33)

Fully diluted	$-		$(0.33)

Weighted average number of common and common
equivalent shares outstanding:
Primary	534,494		534,494

Fully diluted	534,494		534,494

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

December 31, 2005

China
	Alpha Nutra	Broadband
	December 31,	December 31,		Pro Forma
	2005	2005	Adjustments	Combined
ASSETS

Current assets:
Cash	$-	$-		$-
Escrow cash	-	-		-
Accounts receivable, net	-	-		-
Inventories	-	-		-
Prepaid expenses and other current assets	-	-		-
Total current assets	-	-	-	-

Property and equipment, net	-	-		-
Issuance costs associated with private placement offering	-	-		-
Other assets	-	-		-

	$-	$-	$-	$-

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and accrued expenses	$-	$-		$-
Convertible notes payable	-	-		-
Total current liabilities	-	-	-	-

Convertible notes payable	-	-		-
Other liabilities	-	-		-
Total liabilities	-	-	-	-

Stockholder's equity:
Common stock	535	-		535
Additional paid-in capital	6,705,918	-		6,705,918
Retained Earnings (Accumulated Deficit)	(6,706,453)	-		(6,706,453)
Note receivable from stockholders				-
Accumulated other comprehensive income		-		-
Total stockholder's equity	-	-	-	-

	$-	$-	$-	$-

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For Year Ended December 31, 2005

		China
	Alpha Nutra	Broadband
	Twelve Months Ended	Twelve Months Ended
	December 31, 2005	December 31, 2005	Pro Forma
	Historical	Historical	Combined

Sales	$-	$-	$-

Cost of Sales	-	-	-

Gross Margin	-	-	-

Operating expenses:
Formation costs	-	-	-
Selling, general and administrative	500,000	-	500,000
	-	-	-

Income (loss) from operations	(500,000)	-	(500,000)

Interest and other income (expense), net	-	-	-

Income (loss) from continuing operations	(500,000)	-	(500,000)

Discontinued operations, net of tax
Loss from discontinued operations, net of tax ($0)	(474,306)		(474,306)

Loss from discontinued operations	(474,306)	-	(474,306)

Net income (loss)	$(974,306)	$-	$(974,306)

Earnings (loss) per share:
Continuing Operations	$(0.10)		$(0.10)

Fully diluted	$(0.09)		$(0.09)

Weighted average number of common and common
equivalent shares outstanding:
Basic & Diluted	5,232,046		5,232,046